EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Go2Net, Inc. 1996 Stock Option Plan and Web21
Stock Option Plan of our report dated November 9, 1998 with respect to the financial statements Go2Net, Inc. included in its Annual Report (Form 10-K) for the year ended September 30, 1998 filed with the Securities and Exchange Commission.

                                          /s/ Ernst & Young LLP

Seattle, Washington
April 9, 1999